Exhibit 10.1

Amendment No. 2 to the Share Exchange Agreement

This Amendment No. 2 to the Share Exchange Agreement, dated as of July 31, 2024 (the “Second Amendment Agreement”), between The Coretec Group, Inc., an Oklahoma corporation (“Parent”), Core Optics, LLC, a Virginia limited liability company (the “Company”), Core Optics Co., Ltd., a Republic of Korea corporation (“Operating Subsidiary”) and Core SS LLC, a Virginia limited liability company (the “Member” and together with the Parent, Company and the Operating Subsidiary, the “Parties,” and each, a “Party”).

WHEREAS, reference is made to that certain Share Exchange Agreement, dated March 1, 2024 (the “Agreement”), by and between the Parties, as amended by the Amendment to the Share Exchange Agreement dated June 27, 2024 (the “Amendment” and together with the Agreement, the “Transaction Documents” and the transaction contemplated thereunder the “Transaction”); and

WHEREAS, the Parties desire to amend the Transaction Documents to amend and supplement certain terms, subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as below.

1.         Definitions. Capitalized terms used and not defined in this Second Amendment Agreement have the respective meanings assigned to them in the Transaction Documents

2.         Extension of Final Date: The Final Date as set forth in the Transaction Documents is hereby extended to August 15, 2024.

3.         Date of Effectiveness; Limited Effect. This Second Amendment Agreement will become effective on the date first written above (the “Effective Date”). Except as expressly provided in this Second Amendment Agreement, all of the terms and provisions of the Transaction Documents are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the agreements contained herein will not be construed as an amendment to or waiver of any other provision of the Transaction Documents or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after the Effective Date, each reference in the Transaction Documents to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the Transaction Documents in any other agreements, documents, or instruments executed and delivered pursuant to, or in connection with, the Transaction Documents, will mean and be a reference to the Transaction Documents as amended by this Second Amendment Agreement.

4.         Representations and Warranties. Each Party hereby represents and warrants to the other Party that:

(a)        It has the full right, power, and authority to enter into this Second Amendment Agreement and to perform its obligations hereunder and under the Transaction Documents, as amended by this Second Amendment Agreement.

(b)        The execution of this Second Amendment Agreement by the individual whose signature is set forth at the end of this Second Amendment Agreement on behalf of such Party, and the delivery of this Second Amendment Agreement by such Party, have been duly authorized by all necessary action on the part of such Party.

(c)        This Second Amendment Agreement has been executed and delivered by such Party and (assuming due authorization, execution, and delivery by the other Party) constitutes the legal, valid, and binding obligation of such Party, enforceable against such Party in accordance with its terms.

5.         Miscellaneous.

(a)        This Second Amendment Agreement is governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws provisions of such State.

(b)        This Second Amendment Agreement shall inure to the benefit of and be binding upon each of the Parties and each of their respective successors and permitted assigns.

(c)        The headings in this Second Amendment Agreement are for reference only and do not affect the interpretation of this Second Amendment Agreement.

(d)        This Second Amendment Agreement may be executed in counterparts, each of which is deemed an original, but all of which constitute one and the same agreement.

(e)        This Second Amendment Agreement constitutes the sole and entire agreement between the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

(f)        Each Party shall pay its own costs and expenses in connection with this Second Amendment Agreement (including the fees and expenses of its advisors, accountants, and legal counsel).

[signature page follows]

IN WITNESS WHEREOF, each of the Parties have executed or caused this Second Amendment Agreement to be executed as of the date first written above.

PARENT:
THE CORETEC GROUP, INC.
By:	/s/ Matthew Kappers

Name:	Matthew Kappers

Title:	Chief Executive Officer

COMPANY:
CORE OPTICS LLC
By:	/s/ David Lee

Name:	David Lee

Title:	Managing Director

MEMBER:
CORE SS, LLC
By:	/s/ Roberto H. Kim

Name:	Roberto H. Kim (Ho Seok Kim)

Title:	Managing Director

OPERATING SUBSIDIARY:
CORE OPTICS CO., LTD.
By:	/s/ Seon Kee Kim

Name:	Seon Kee Kim

Title:	Chief Executive Officer

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